UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2008
Stanley-Martin Communities, LLC
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-130488	03-0410135
(Commission File Number)	(I.R.S. Employer Identification No.)

11111 Sunset Hills Road, Suite 200	20190
(Address of Principal Executive Offices)	(Zip Code)
(703) 964-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 4.01. Changes in Registrant’s Certifying Accountant
Dismissal of previous independent registered public accounting firm:
KPMG LLP (“KPMG”) was previously the principal accountants for Stanley-Martin Communities, LLC (the “Company”). On September 10, 2008, that firm was dismissed and Reznick Group, P.C. (“Reznick”) was engaged as principal accountants. The decision to change accountants was recommended by the Managers of the Company.
During the two fiscal years ended December 31, 2007, and the subsequent interim period through September 10, 2008, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in their reports on the financial statements of the Company for such fiscal years, or (2) reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).
The audit reports of KPMG on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:
KPMG‘s report on the consolidated financial statements of Stanley-Martin Communities, LLC and subsidiaries as of and for the years ended December 31, 2007 and 2006, contained a separate paragraph stating that, “As discussed in Note 1 to the financial statements, the Company’s parent contributed its interest in Wildewood Residential, LLC to the Company during 2006. The financial statements of Wildewood Residential, LLC have been consolidated and combined with the financial statements of the Company for all periods presented.”
Engagement of new independent registered public accounting firm:
The Managers of the Company approved the engagement of Reznick as principal accountant, as a result of the Managers’ determination that it was in the best interests of the Company to change its independent registered public accounting firm.
Prior to this appointment, the Company had not consulted with Reznick with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Rezink Group, P.C. provide written or oral advice to the Company that Reznick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) or the related instructions of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Letter of KPMG
The Company provided KPMG with a copy of this Current Report on Form 8-K, and requested that KPMG furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether KPMG agrees with the disclosure contained in this Current Report on Form 8-K or, if not, stating the respects in which it does not agree. The Company has received the requested letter from KPMG and a copy of a letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
16.1 Letter of KPMG LLP, dated September 15, 2008, regarding change in independent registered public accounting firm

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY-MARTIN COMMUNITIES, LLC
Date: September 15, 2008	By:	/s/ Steven B. Alloy
Steven B. Alloy
President and Chief Executive Officer